Filed pursuant to Rule 497

File No. 333-205540

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. ANNOUNCES COMMON STOCK OFFERING

09/20/2016

GREENWICH, Conn. – Business Wire – Eagle Point Credit Company Inc. (the “Company”) (NYSE:ECC, NYSE:ECCA, NYSE:ECCZ) today announced that it has entered into a Securities Purchase Agreement for the sale of 201,000 shares of the Company’s common stock, par value $0.001 per share, in a direct placement to a single institutional investor at a price per share of $17.45, which will result in net proceeds to the Company of approximately $3.4 million after payment of estimated offering expenses payable by the Company.

The offering is expected to close on or about September 26, 2016, subject to customary closing conditions.

The Company plans to use the net proceeds from the offering to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement dated September 20, 2016 and the accompanying prospectus dated September 16, 2016, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov; copies may also be obtained by writing Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, CT 06830, Attention: Investor Relations, by telephone at (844) 810-6501, or by sending an e-mail to ir@EaglePointCredit.com.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Credit Company Inc.

Investor Relations:

Eagle Point Credit Company Inc.

Kyle McGrady, 203-340-8500

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com